SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29, 2004

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 409-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective October 29, 2004, Ladenburg Thalmann Financial Services Inc. (“Company”) appointed four new independent directors to its Board of Directors, thereby increasing the total number of directors from nine members to thirteen members and the total number of independent directors from three members to seven members. The four new directors appointed to the Company’s Board of Directors were Jeffrey S. Podell, Brian S. Genson, Benjamin D. Pelton and Steven A. Rosen. It is currently anticipated that Mr. Genson will serve on the Company’s Compensation Committee and Mr. Podell will serve on the Company’s Audit Committee following the Company’s 2004 Annual Meeting of Shareholders which is expected to be held during the fourth quarter of 2004.

     Jeffrey S. Podell, 63 years old, has been the Chairman of the Board and President of Newsote, Inc., a privately-held holding company, since 1989. He has also been a director of Vector Group Ltd. since November 1993.

     Brian S. Genson, 55 years old, has been President of Pole Position Investments, a company engaged in the motor sport business, since 1989. Mr. Genson also serves as a Managing Director of F1 Action located in Stanstead, England and is engaged in investing in the motor sport industry. He has also served as a director of Nathan’s Famous, Inc., a chain of fast food restaurants, since 1999. Mr Genson was also responsible for introducing Ben and Jerry’s Ice Cream Company to the Japanese market.

     Benjamin D. Pelton, 52 years old, is an attorney and has been a partner in the law firm of Pelton, Balland, Young, Demsky, Baskin & O’Malie, P.C. since 1978. Mr. Pelton previously served as a member of the Company’s Board of Directors from August 1999 to May 2001.

     Steven A. Rosen, 58 years old, is a dentist and has been the owner and senior officer of Unique Dental Care, a corporation which operates a multi-professional dental practice, since 1971. Dr. Rosen previously served as a member of the Company’s Board of Directors from August 1999 to May 2001.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective October 29, 2004, in order to accommodate the appointment of the four new independent directors discussed above, the Board of Directors of the Company amended Article III, Section 2 of the Company’s Bylaws. Article III, Section 2 now provides that the number of directors which shall constitute the whole Board shall be not less than one nor more than fifteen. The maximum number of directors was previously set at ten.

Item 9.01.	Financial Statements and Exhibits.

     (c) Exhibits.

               99.1 Press release dated November 4, 2004.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Salvatore Giardina
	Name:	Salvatore Giardina
	Title:	Executive Vice President and Chief Financial Officer

3